UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 20, 2009

NRDC ACQUISITION CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33749	26-0500600
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3 Manhattanville Road, Purchase, NY		10577
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 272-8067
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

      On August 20, 2009, NRDC Acquisition Corp., a Delaware corporation (“NRDC Acquisition”), announced that Stuart Tanz, who is to become NRDC Acquisition’s Chief Executive Officer and President upon completion of the proposed transactions contemplated by its previously announced Framework Agreement, has entered into a written plan to purchase up to an aggregate amount of $5,000,000 of shares of common stock of NRDC Acquisition pursuant to Rules 10b5-1 and 10b-18 of the Securities Exchange Act of 1934. As previously announced, NRDC Acquisition has entered into a Framework Agreement with NRDC Capital Management, LLC, a Delaware limited liability company, which will result in NRDC Acquisition continuing its business as a corporation that will qualify as a real estate investment trust for U.S. federal income tax purposes, commencing with its taxable year ending December 31, 2010, under its proposed new name Retail Opportunity Investments Corp. A copy of the press release for such announcement is attached to this Report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

     (d)      Exhibits:

Exhibit No.	Description
99.1	Press release of NRDC Acquisition Corp. dated August 20, 2009.

Forward-looking statements

This report and the exhibits hereto include “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. NRDC Acquisition’s actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, NRDC Acquisition’s expectations with respect to future performance, anticipated financial impacts of the proposed transactions, certificate of incorporation and warrant amendments and related transactions; approval of the proposed certificate of incorporation and warrant amendments and related transactions by stockholders and warrantholders, as applicable; the satisfaction of the closing conditions to the proposed transactions, certificate of incorporation and warrant amendments and related transactions; and the timing of the completion of the proposed transactions, certificate of incorporation and warrant amendments and related transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside NRDC Acquisition’s control and difficult to predict. Factors that may cause such differences include, but are not limited to, the following:

• Our ability to identify and acquire retail real estate and real estate-related debt investments that meet our investment standards and the time period required for us to acquire our initial portfolio of our target assets;

• The level of rental revenue and net interest income we achieve from our target assets;

• The market value of our assets and the supply of, and demand for, retail real estate and real estate-related debt investments in which we invest;

• The length of the current economic downturn;

• The conditions in the local markets in which we will operate, as well as changes in national economic and market conditions;

• Consumer spending and confidence trends;

• Our ability to enter into new leases or to renew leases with existing tenants at the properties we acquire at favorable rates;

• Our ability to anticipate changes in consumer buying practices and the space needs of tenants;

• The competitive landscape impacting the properties we acquire and their tenants;

• Our relationships with our tenants and their financial condition;

• Our use of debt as part of our financing strategy and our ability to make payments or to comply with any covenants under any borrowings or other debt facilities we obtain;

• The level of our operating expenses, including amounts we are required to pay to our management team and to engage third party property managers;

• Changes in interest rates that could impact the market price of our common stock and the cost of our borrowings; and

• Legislative and regulatory changes (including changes to laws governing the taxation of real estate investment trusts).

Other factors include the possibility that the transactions contemplated by the Framework Agreement do not close, including due to the failure to receive required stockholder and warrantholder approvals, or the failure of other closing conditions and the possibility that shares in NRDC Acquisition may not be available at the prices or in the amounts described in the 10b5-1 plan described above.

NRDC Acquisition cautions that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in NRDC Acquisition’s most recent filings with the Securities and Exchange Commission (“SEC”) and in the definitive proxy statement to be used in connection with the transactions contemplated by the Framework Agreement, as described below. All subsequent written and oral forward-looking statements concerning NRDC Acquisition, the Framework Agreement, the related transactions or other matters and attributable to NRDC Acquisition or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. NRDC Acquisition cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. NRDC Acquisition does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information

NRDC Acquisition has filed a preliminary proxy statement with the SEC in connection with the proposed transactions, certificate of incorporation amendments and the warrant amendments and to mail a definitive proxy statement and other relevant documents to NRDC Acquisition’s stockholders and warrantholders. NRDC Acquisition’s stockholders and warrantholders and other interested persons are advised to read the preliminary proxy statement, and, when available, amendments thereto, if any, and the definitive proxy statement in connection with solicitation of proxies for the special meetings of NRDC Acquisition’s stockholders and warrantholders to be held to approve the transactions, certificate of incorporation amendments and the warrant amendments because this proxy statement will contain important information about NRDC Acquisition and the proposed transactions. Such persons can also read NRDC Acquisition’s final prospectus from its initial public offering dated October 23, 2007, its annual report on form 10-K for the fiscal year ended December 31, 2008, which was filed with the SEC on March 13, 2009, as amended (“Annual Report”) and other reports as filed with the SEC, for a description of the security holdings of NRDC Acquisition’s officers and directors and their affiliates and their other respective interests in the successful consummation of the proposed transactions. The definitive proxy statement will be mailed to stockholders and warrantholders as of a record date to be established for voting on the proposed transactions, certificate of incorporation amendments and the warrant amendments and related transactions. Stockholders and warrantholders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge, once available, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: NRDC Acquisition Corp., 3 Manhattanville Road, Purchase, NY 10577, Attention: Joseph Roos, telephone (914) 272-8066.

Participation in Solicitation

NRDC Acquisition, and its respective directors, executive officers, affiliates and other persons may be deemed to be participants in the solicitation of proxies for the special meetings of NRDC Acquisition’s stockholders and NRDC Acquisition’s warrantholders to approve the proposed transaction. A list of the names of those directors and officers and descriptions of their interests in NRDC Acquisition is contained in NRDC Acquisition’s Annual Report. NRDC Acquisition’s stockholders and warrantholders may also obtain additional information about the interests of its directors and officers in the transactions by reading the preliminary proxy statement and other relevant materials to be filed by NRDC Acquisition with the SEC when they become available.

Disclaimer

This report (and the exhibit hereto) is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRDC ACQUISITION CORP.

Dated: August 20, 2009	By:	/s/ Richard A. Baker
Richard A. Baker
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release of NRDC Acquisition Corp. dated August 20, 2009.